EXHIBIT 24.1

POWER OF ATTORNEY

I hereby constitute and appoint Robert R. Nielsen and William J. Leatherberry, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2006, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2007.

/s/ Craig A. Davis
Name: Craig A. Davis
Director, Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint Robert R. Nielsen and William J. Leatherberry, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2006, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2007.

/s/ Jarl Berntzen
Name: Jarl Berntzen
Director, Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint Robert R. Nielsen and William J. Leatherberry, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2006, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of February, 2007.

/s/ Dr. Robert E. Fishman,  Ph.D
Name: Dr. Robert E. Fishman, Ph.D
Director, Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint Robert R. Nielsen and William J. Leatherberry, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2006, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2007.

/s/ John C. Fontaine
Name: John C. Fontaine
Director, Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint Robert R. Nielsen and William J. Leatherberry, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2006, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of February, 2007.

/s/ John P. O'Brien
Name: John P. O'Brien
Director, Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint Robert R. Nielsen and William J. Leatherberry, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2006, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2007.

/s/ Willy R. Strothotte
Name: Willy R. Strothotte
Director, Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint Robert R. Nielsen and William J. Leatherberry, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2006, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

IN WITNESS WHEREOF, I have hereunto set my hand this 22th day of February, 2007.

/s/ Jack E. Thompson
Name: Jack E. Thompson
Director, Century Aluminum Company